                                                                      Exhibit 99

                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

MONTHLY REPORT - COMBINED
Determination Date:         12-Jan-99
Remittance Date:            15-Jan-99
Month End Date:             31-Dec-98

------------------------------------------------------------------------------------------------------------------------------------
(a) Class I A Distribution Amount                                                                          7,727,835.80
(b) Class I A Distribution Principal                                                                       3,961,271.20
         Scheduled Payments of Principal                                        575,660.94
         Partial Prepayments                                                    117,816.78
         Scheduled Principal Balance Principal Prepayment in Full             3,205,391.45
         Scheduled Principal Balance Liquidated Contracts                        62,402.03
         Scheduled Principal Balance Repurchases                                      0.00

(c) Class I A Interest Distribution                                                                        3,766,564.60
    Class I A Interest Shortfall                                                                                   0.00

(d) Class I A Remaining Certificate Balance                                                              471,248,059.66
    Class II A Remaining Certificate Balance                                                             245,602,634.43

(e) Class II A Distribution Amount                                                                         4,104,690.04
(f) Class II A Distribution Principal                                                                      2,798,456.89
         Scheduled Payments of Principal                                        265,902.62
         Partial Prepayments                                                     71,752.30
         Scheduled Principal Balance Principal Prepayment in Full             2,408,869.49
         Scheduled Principal Balance Liquidated Contracts                        51,932.48
         Scheduled Principal Balance Repurchases                                      0.00

(g) Class II A Interest Distribution                                                                       1,306,233.15
    Class II A Interest Shortfall                                                                                  0.00

(h) Class I A Pass Through Rate                                                                               9.511340%
    Class II A Pass Through Rate                                                                              6.106720%

(i) Monthly Servicing Fee                                                                                    603,008.69

(j) Delinquency                                                             # of Contracts                Prin. Balance
                                                                            --------------              ---------------

         a)  One Monthly Payment Delinquent                                            183                 6,420,645.13
         b)  Two Monthly Payments                                                       47                 1,578,261.00
         c)  Three or more Monthly Payments                                              0                         0.00
                                                                            --------------              ---------------
                                                                                       230                 7,998,906.13
                                                                             =============              ===============


(k) Repurchased Contracts                    Contract Number              Repurchase Price    Difference Paid by Seller
                                                                          ----------------    -------------------------
                                                                                      0.00                         0.00
                                                                            --------------              ---------------
                                             Total Repurchases                        0.00                         0.00
                                                                            ==============            =================

(l) Repossessions or Foreclosures                                                   Number               Actual Balance
                                                                            --------------            -----------------
                                             BOP Repossessions                           4                  $105,346.03

                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

MONTHLY REPORT - COMBINED
Determination Date:         12-Jan-99
Remittance Date:            15-Jan-99
Month End Date:             31-Dec-98

------------------------------------------------------------------------------------------------------------------------------------
                      Plus Repossessions this Month               39                     1,189,947.63
                      Less Liquidations                           -5                    $ (114,855.36)
                                                            --------                    -------------
                      EOP Repossessions                           38                    $1,180,438.30
                                                            ========                    =============

(m) Group I Enhancement Payment                                                                  0.00
    Group II Enhancement Payment                                                                 0.00

(n) Monthly Advance Group I                                                                      0.00
    Outstanding Amount Advanced Group I                                                          0.00
    Monthly Advance Group II                                                                     0.00
    Outstanding Amount Advanced Group II                                                         0.00

(o) Group I Deposit to Special Account                                                           0.00
    Group II Deposit to Special Account                                                          0.00

(p) Amount Distributed to Class R Certificateholders                                       555,455.37

(q) Net Weighted Average Contract Rate Group I                                                   9.54%
    Net Weighted Average Contract Rate Group II                                                  8.32%

(r) Group I Pool Principal Balance percentage                                               98.592809%
    Group II Pool Principal Balance percentage                                              98.339860%

(s) Aggregate Deficiency Amounts                                                                 0.00
    Servicer Deficiency Amounts received                                                         0.00

(t) Net Funds Carryover Amount paid to Class II A Certificateholders                             0.00
    Net Funds Carryover Amount remaining                                                         0.00


Special Account Deposit Amount
(a)  Required Special Account Maximum
(b)  Unreimbursed draws in the Policy                                                   84,256,466.79
(c)  Unreimbursed amounts payable to MBIA                                                        0.00
(d)  Premiums unpaid                                                                             0.00
(e)  Other amonts payable to MBIA                                                                0.00
(f)  Fees and interest on any draws on the Letter of Credit                                      0.00
     Special Account Deposit Amount                                                              0.00
                                                                                        -------------
                                                                                        84,256,466.79
                                                                                        -------------

Required Special Account Maximum
(a) Initial Class I Certificate Balance                        10.60%
(b) Initial Class II A Certificate Balance                     13.45%                  477,974,066.81
(c) Aggregate Principal Balance of Contracts 9 months or more past due                 249,748,815.66
                                                                                                 0.00

                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

MONTHLY REPORT - COMBINED
Determination Date:         12-Jan-99
Remittance Date:            15-Jan-99
Month End Date:             31-Dec-98

-------------------------------------------------------------------------------------------------------------------------
31-Day Delinquency Percentage
60-Day Delinquency Percentage                                                                        0.59%
                                                    Scheduled                                        0.08%
Liquidated Contracts                                Principal         Accrued Interest
         Period Ending:         31-Dec-98            65,655.36                2,759.69            Proceeds
         Period Ending:         30-Nov-98            0.00                         0.00           48,679.15
         Period Ending:                                                                               0.00


Current Realized Losses
         Period Ending:         31-Dec-98            0.01%
         Period Ending:         30-Nov-98            0.00%
         Period Ending:                              0.00%


Current Realized Loss Ratio                                                      0.01%
Cumulative Realized Losses                                                       0.01%
Available letter of Credit                                               84,256,466.79
Draws to the Letter of Credit                                                     0.00
Reimbursements to the Letter of Credit                                            0.00